SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



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          Diversified Investors Portfolios - Mid-Cap Growth Portfolio
                (Name of Registrant as Specified In Its Charter)

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                             DIVERSIFIED INVESTORS
                              MID-CAP GROWTH FUND

                           DIVERSIFIED INSTITUTIONAL
                              MID-CAP GROWTH FUND
                            Four Manhattanville Road
                            Purchase, New York 10577

March 19, 2005

Dear Shareholder:

     The enclosed information statement describes Columbus Circle Investors, the subadviser for the Mid-Cap Growth Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Mid-Cap Growth Fund and Diversified Institutional Mid-Cap Growth Fund are invested. On January 3, 2005, Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., acquired a majority interest in Columbus Circle. This transaction constituted an "assignment" (within the meaning of the 1940 Act) which resulted in the termination of the subadvisory agreement with Columbus Circle. The Portfolio's Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with Columbus Circle, which took effect upon the closing of the transaction.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. This information statement describes Columbus Circle and the terms of the new subadvisory agreement. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                  Sincerely,



                                  Robert F. Colby
                                  Secretary

                            MID-CAP GROWTH PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577

March 19, 2005

Dear Investor:

     The enclosed information statement describes Columbus Circle Investors, the subadviser for the Mid-Cap Growth Portfolio. On January 3, 2005, Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., acquired a majority interest in Columbus Circle. This transaction constituted an "assignment" (within the meaning of the 1940 Act) which resulted in the termination of the subadvisory agreement with Columbus Circle. The Portfolio's Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with Columbus Circle, which took effect upon the closing of the transaction.

         The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. This information statement describes Columbus Circle and the terms of the new subadvisory agreement. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                  Sincerely,



                                  Robert F. Colby
                                  Secretary

                            MID-CAP GROWTH PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in the Mid-Cap Growth Portfolio (referred to as the Portfolio) by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers or to approve new subadvisory agreements with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers or new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the new subadvisory agreement, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on April 20, 2001 and commenced operations on April 27, 2001. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2004, including audited financial statements, has previously been sent to investors and is available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about March 19, 2005.

BACKGROUND

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, five feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of April 20, 2001. The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to such agreement (referred to as the Independent Trustees), on November 16, 2004. The Advisory Agreement was most recently submitted to a vote of investors on April 5, 2001 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Portfolio's Board of Trustees, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and (iii) reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Columbus Circle Investors ("Columbus Circle") became the subadviser to the Portfolio on September 24, 2004. On January 3, 2005, Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc., acquired a majority interest in Columbus Circle. This transaction constituted an "assignment" (within the meaning of the 1940 Act) which resulted in the termination of the original subadvisory agreement with Columbus Circle (the "Original Subadvisory Agreement"). The Portfolio's Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with Columbus Circle (the "New Subadvisory Agreement"), which took effect upon the closing of the transaction.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of April 20, 2001 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining the Portfolio's books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Adviser is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The only differences between the Original Subadvisory Agreement and the New Subadvisory Agreement are the effective and termination dates. All other provisions of the New Subadvisory Agreement are identical to those contained in the Original Subadvisory Agreement

Investors should refer to Exhibit B attached hereto for the complete terms of the New Subadvisory Agreement with Columbus Circle. The description of the New Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.72% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2004 to December 31, 2004 were $1,349,517 (of which the Adviser voluntarily waived the right to receive payment in the amount of $72,900). An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of December 31, 2004, the Mid-Cap Growth Portfolio had net assets of $210,100,872.

COLUMBUS CIRCLE SUBADVISORY FEE

Under the New Subadvisory Agreement, the Adviser (not the Portfolio) pays Columbus Circle for its services on the basis of the following annual fee schedule:

                          Columbus Circle Fee Schedule

         0.40% of the aggregate net assets of the Portfolio applied to the first $135 million dollars; and

         0.35% of the aggregate net assets of the Portfolio applied to everything in excess of $135 million dollars.

For purposes of calculating the subadvisory fee, the net assets of the Portfolio are valued at their market value. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve.

The Columbus Circle Subadvisory Agreement provides that if at any time during the term of the Agreement, Columbus Circle offers another unaffiliated client for which it acts as Subadvisor and which has the same investment mandate as that of the Portfolio a lower fee, then the Adviser will also be charged the lower fee.

The New Subadvisory Agreement's annual fee schedule is the same as the schedule contained in the Original Subadvisory Agreement.

INFORMATION REGARDING COLUMBUS CIRCLE

Columbus Circle was established in 1975 and has been registered as an investment adviser with the Securities and Exchange Commission since 1994. The principal offices of Columbus Circle are located at Metro Center, One Station Place, Stamford, Connecticut 06902. Columbus Circle is a Delaware General Partnership. The general partners of Columbus Circle are CCIP LLC and Principal Global Columbus Circle LLC, which are located at Metro Center, One Station Place, Stamford, Connecticut 06902 and 711 High Street, Des Moines, IA 50392-0300, respectively. The three largest interests in CCIP LLC are held by Principal Global Investors LLC, Anthony Rizza and Clifford Fox. Principal Global Columbus Circle LLC has only one member; Principal Global Investors LLC, a wholly owned subsidiary of Principal Financial Group, Inc.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principal executive officers and directors of Columbus Circle as of January 3, 2005. The principal address of each individual as it relates to his duties at Columbus Circle is the same as that of Columbus Circle.

                                        Position with Columbus Circle and
                                        Principal Occupation if Different
Name                                    from Position(s)with Columbus Circle

Anthony Rizza                           Senior Managing Director

Clifford Fox                            Senior Managing Director

Robert Fehrmann                         Senior Managing Director

Frank Cuttita                           Managing Director, Chief
                                        Administrative and Compliance Officer

Karl Anderson                           Managing Director, Marketing and
                                        Client Service

Oliver Marti                            Managing Director, Portfolio Manager

Michael Iacono                          Managing Director, Co-Portfolio
                                        Manager

No officer or Trustee of the Portfolio currently is a director, officer or employee of Columbus Circle. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any material direct or indirect interest in Columbus Circle or any other person controlling, controlled by or under common control with Columbus Circle. Since January 1, 2004, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Columbus Circle was or is to be a party.

MANAGEMENT ACTIVITIES. As of December 31, 2004, Columbus Circle had over $3.9 billion of assets under management.

Columbus Circle acts as the subadviser for the following registered investment company with an investment objective similar to the Portfolio.


       FUND                        TOTAL NET ASSETS              MANAGEMENT FEE
                                (as of January 31, 2005)

Principal Investors Mid-Cap            $16,946,951                    0.40%
Growth Fund

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on December 10, 2004, the Board of Trustees of the Portfolio approved the New Subadvisory Agreement following a presentation by the Adviser. Discussed below are some of the material factors considered by the Board of Trustees.

The Trustees considered information with respect to Columbus Circle and whether the New Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees, in considering the New Subadvisory Agreement, noted that, operationally, Columbus Circle will remain autonomous from Principal Financial Group. Additionally, the Trustees considered that both senior and junior personnel of Columbus Circle, who were employed by Columbus Circle prior to the Principal Financial Group transaction, have entered into new multi-year employment contracts in connection with the Principal Financial Group transaction. The Trustees also noted that, other than the effective and termination dates, the New Subadvisory Agreement was identical to the Original Subadvisory Agreement, which the Trustees had recently approved.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fee provided in the New Subadvisory Agreement is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, approved the New Subadvisory Agreement with Columbus Circle.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp.,
Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577.

As of December 31, 2004, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of December 31, 2004 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:


                                                             AMOUNT AND
                                                          NATURE OF BENEFICIAL              PERCENTAGE OF
   NAME & ADDRESS OF INVESTOR                                OWNERSHIP                  BENEFICIAL OWNERSHIP
   ---------------------------------------------- ---------------------------------- ---------------------------------
   Diversified Investment Advisors                           $73,279,222.20                    34.93%
   Collective Trust

   Diversified Investors Mid-Cap                            $103,629,225.87                    49.40%
   Growth Fund, a series of The
   Diversified Investors Funds
   Group

   Diversified Institutional Mid-                            $32,180,571.46                    15.34%
   Cap Growth Fund, a series of
   The Diversified Investors Funds
   Group II


The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                  By Order of the Board of Trustees,



                                  Robert F. Colby, Secretary


March 19, 2005

                                                                      Exhibit A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of April 20, 2001 by and between the Mid-Cap Growth Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of

Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

     (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

         (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

         (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

         (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

         (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

         (v) maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .72% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                           Diversified Investors Portfolios

/s/ Catherine A. Mohr
    Catherine A. Mohr
                                  /s/ John F. Hughes
                                  John F. Hughes
                                  Secretary

Attest:                           Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr
    Catherine A. Mohr
                                  By: /s/ Robert F. Colby
                                  ------------------------------------------
                                      Robert F. Colby
                                      Vice President and Senior Counsel

                                                                      Exhibit B



                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of January 3, 2005 and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Columbus Circle Investors, a Delaware General Partnership ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified is an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Mid Cap Growth Portfolio, a series of Diversified Investors' Portfolios ("Portfolio"), a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio management services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio management services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Portfolio's Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor's responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and Subadviser is prohibited from directly or indirectly consulting with any other subadvisor for a portion of the Portfolio's assets concerning Portfolio transactions in securities or other assets.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI"). The Subadvisor will not supervise the investment of cash.

     In particular, the Subadvisor shall: (i) continuously review, supervise and administer the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments on a periodic basis; (iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities;
(v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as the Diversified may request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and
(ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadvisor is directed to seek for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers that charge commissions in excess of the amount of commission another broker-dealer would have charged as long as the Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of statistical, research and other information or services provided by such broker-dealer to the Subadvisor or the Portfolio, subject to any applicable laws, rules and regulations.

2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Portfolio's Articles, and will comply with all other applicable provisions of the Portfolio's Articles and By-Laws and any current Prospectus of the Portfolio.

5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification or selection of such investment guidelines, (ii) advice on, or management of, any other assets for Diversified, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed by the proper person or persons.

6. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except as otherwise permitted by applicable law, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

7. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

8. Survival of Compensation Rates. All rights of compensation under this Agreement that accrue prior to termination shall survive the termination of this Agreement.

9. Entire Agreement. This Agreement states the entire agreement of the parties with respect to management of the Portfolio and may not be amended except in a writing signed by the parties.

10. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

11. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified as soon as it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, as soon as it has knowledge, the existence of any pending or threatened, significant legal action being brought against it whether in the form of a lawsuit or an investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential.

12. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                  Diversified Investment Advisors, Inc.


                                  By:/s/ Robert F. Colby
                                     ----------------------------------------
                                     Robert F. Colby
                                     Senior Vice President & General Counsel


                                  Columbus Circle Investors


                                  By:/s/ Frank A. Cuttita
                                     ------------------------------------------
                                     Frank A. Cuttita
                                     Chief Administrative Officer


ColumbusISA

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  Fee Schedule


         .40% of the aggregate net assets of the Portfolio applied to the first $135 million dollars

         .35% of the aggregate net assets of the Portfolio applied to everything in excess of $135 million dollars

Aggregate net assets are equal to the total market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Subadvisor agrees that if at anytime during the term of this Subadvisory Agreement, Subadvisor offers another of its clients (other than a client that is an affiliated person of Subadvisor) a lower fee than that set forth in this Schedule B for the management of a Mid Cap growth portfolio with the same investment mandate, then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Subadvisor's other client.

ColumbusISA